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                                                                   Exhibit 10.52

STATE OF LOUISIANA

PARISH OF CALCASIEU


                                LEASE AGREEMENT

     BEFORE ME, the undersigned Notary and the undersigned competent witnesses, on this 14th day of August, 1994, at Sulphur, Louisiana, personally came and appeared:

     DWAINE ALLEN ELLENDER, resident of Calcasieu Parish, Louisiana, hereinafter referred to as LESSOR, and Sprintank, resident of Beaumont, TX, hereinafter referred to as LESSEE.

     1. LESSOR hereby leases to LESSEE that certain parcel of property situated in the Parish of Calcasieu, State of Louisiana, and described more particularly as follows, to wit:

        See Exhibit A attached hereto and make a part hereof.

     2. The amount of rent and consideration to be paid by LESSEE to LESSOR shall be $1,100.00 per month. The rental shall be paid in advance on the 1st day of each month and increasing at a rate of 0 per cent each at, to wit:

          a.

     3. The primary term of this lease shall be 3 years commencing on the 14th day of August, 1994, and ending at midnight on the 14th day of August, 1997.

     4. LESSEE agrees to deposit with the LESSOR, as security for the full and faithful performance by the LESSEE of all the covenants, terms and conditions of this indenture of lease to be performed by it, the sum of $1,000.00. The sum so deposited shall be retained by LESSOR until the termination of this lease, if the LESSEE is not in default in any of the terms hereof, such shall be returned to the LESSEE at the expiration of the term thereof. The parties hereto acknowledge that said sum will be deposited in LESSOR'S general funds.

     5. LESSEE shall have the option to renew the lease for an additional term of three year (3) upon new agreement of terms and conditions. Should LESSEE desire to exercise the option to renew the lease for an additional term, or cancel, he shall notify the LESSOR in writing thirty (30) days prior to the end of the primary term.

     6. LESSOR shall be responsible for the maintenance and repair for structure defects to roof and exterior walls only. LESSEE is responsible for all other upkeep and damages to property caused by customers, employees, and all other associated with LESSEE's business. LESSEE shall be responsible for any necessary repairs or maintenance to the interior of the premises occupied by LESSEE. LESSEE agrees to allow LESSOR access to the demised




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premises at any reasonable hour in order for LESSOR to make necessary repairs.
LESSEE shall be responsible for all repairs and maintenance to the furnace,
heating-ventilation, and air conditioning equipment.   Any warranties on air
conditioning and furnace will aid LESSEE's maintenance during warranty period. LESSEE is to be responsible for upkeep of fence, gates, and grounds.

     7. LESSEE shall, during the term of this lease, keep the interior or said premises in good repair and will replace all broken glass, including plate glass. In addition, LESSEE will maintain all heating and air conditioning system, plumbing and electrical equipment and systems, water, sewer, gas pipes and telephone systems. If LESSEE does not make necessary repair or does not perform the necessary maintenance, the LESSOR may upon written notice to the LESSEE, make such repairs and perform such maintenance and charge the cost thereof to LESSEE.

     8. LESSEE shall use the demised premises for any lawful purpose and will not directly or indirectly permit the demised premises to be occupied or used in whole or in part by any other person, firm, or corporation, and will not sublet the same nor any part thereof, nor assign this lease without in each case first obtaining the written consent of the LESSOR, except to a subsidiary corporation which LESSEE controls. LESSOR agrees not to unreasonably withhold their consent to any assignment or subletting. In the event such consent is given, LESSEE shall remain liable to LESSOR for the payment of rent than due or to be come due, and the performance of all other obligations of LESSEE hereunder for the balance of the demised term.

     9. LESSEE shall fully comply with all statutes, orders, regulations, ordinances and requirements of law now in effect of the Federal Government, the State of Louisiana, and any other municipal or public authority with jurisdiction over the premises, including the Local Board of Fire Underwriters, the Building, Fire and Health Departments, and any other similar body.

     10. LESSEE will pay, in addition to the rent, all sewer rents, gas, water, electric light and power bills taxed, levied or charged against the said premises.

     LESSEE agrees to pay any and all personal property taxes assessed upon the merchandise, fixtures, or other property maintained by LESSEE on the premises.

     11. LESSEE will allow LESSOR and its agents free access to the premises at reasonable times and upon reasonable notice for the purpose of inspecting the same or making such repairs which LESSOR may see fit to make.

     12. That is mutually agreed between the parties hereto:

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          (a) If the leased premises shall be damaged by fire, the elements, unavoidable accident caused by LESSOR'S fault or negligence, LESSOR shall be its own expense cause the damage to be repaired, and the fixed rent meanwhile shall be abated proportionately as to the portion of the premises rendered untenantable. If the entire lease premises shall be rendered untenantable by reason of such casualty, LESSOR shall have the option, at his sole and uncontrolled discretion, either (1) cause such damage to be repaired at his own expense, and the fixed rent meanwhile shall abate until the leased premises having been repaired by LESSOR, or
     (2) terminate this lease and tenancy hereby created as of the date of such casualty by giving to the LESSEE within sixty (60) days following the date of said casualty, written notice of election to do so and in the event of such termination, rent shall be adjusted as of such date. LESSOR's obligation hereunder to repair the leased premises shall be only to repair and restore any damage, if any, to the structural portions of the building and those additional improvements furnished by LESSOR pursuant to the provisions of this lease. LESSEE'S improvements shall be insured and repaired by LESSEE. Upon completion of LESSOR's repairs or prior thereto upon receipt from LESSOR of written notice that LESSOR's repairs are substantially completed, LESSEE shall proceed with reasonable promptness with such additional repairs and restoration as are necessary to restore the premises to substantially their condition prior to such casualty and to re-open the damaged premises for business as speedily as possible.

          (b) In connection with any such repair or restoration of the premises by reason for such casualty or damage, LESSOR shall not be liable for any delays occasioned by strikes, riots, Acts of God, national emergency, or other causes beyond LESSOR's control.

          (c) As between the parties hereto, the same rule shall apply to a legal condemnation of the leased premises by the United States Government, or any instrumentality thereof, or by any governmental body or public service corporation.

          (d) Nothing herein shall be construed as to relieve LESSEE for any liability for his negligence or otherwise which contributed to such casualty.

     13. LESSOR agrees to pay all real estate taxes assessed against said premises.

     LESSEE will procure and maintain fire insurance with extended coverage covering all of its equipment, fixtures, merchandise and other property located within said premises, and public liability insurance against injury to person limits of at least One Hundred Thousand and No/100ths ($100,000.00) Dollars for one person and Three Hundred Thousand and No/100ths ($300,000.00) Dollars for any number of persons injured or killed in one accident, and One Hundred Thousand and No/100ths ($100,000.00) Dollars for property damage. LESSEE shall deposit with LESSOR proof of the existence and maintenance of the said insurance policies. LESSEE will procure and maintain fire insurance in the amount of One

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Hundred Twenty Five Thousand and No/100ths ($125,000.00) Dollars.  LESSOR shall be named as an additional insured under the terms of all of LESSEE's policies enumerated in this lease by LESSEE.

     14. Upon terminating or cancellation of this lease at any time and for any reason LESSEE will peacefully surrender possession of the premises and LESSEE further agrees to return the premises in the same condition as they existed at the date of LESSEE'S occupancy except for ordinary wear and tear, subject to the other provisions of this lease. At termination, LESSEE must return all keys to LESSOR; the yard shall be leveled and limestone added where necessary.

     15. Upon the termination or cancellation of this lease, LESSEE shall have the right and privilege to remove from the premises all movable furniture, fixtures and other property placed thereon by LESSEE. LESSEE agrees that it will at his own expense, repair any damage to the building caused by such removal. At termination of this lease, whether at the end of its term or as hereinabove specified in the event of nonpayment of rental, or upon termination for any other cause, LESSOR shall be vested with full title to all immovable improvements made by LESSEE or otherwise on the leased premises, free and clear of any claims, rights, title or ownership of LESSEE. LESSEE shall then leave the premises in a clean and orderly fashion and appearance.

     16. LESSOR and LESSEE agree that in the event LESSEE fails to comply with the provisions of Paragraph 7, Paragraph 10, or Paragraph 13, LESSOR may make such expenditures, pay such utility charges, and effect such insurance and pay the premiums therefore and any amounts so paid by LESSOR shall immediately due and payable by LESSEE. Any notices necessary or required under this agreement shall be in writing and addressed to the parties at the following addresses:


             LESSOR:                          LESSEE:

             Ellender's Portable Buildings    Sprint Tank
             3624 E. Napoleon St.             2170 W. Cardinal
             Sulphur, LA 70663                Beaumont, TX 77705

     17. LESSEE shall make no modifications, additions and/or improvements to the premises except with the prior written consent of LESSOR. Any such modifications, additions or improvements will remain with the premises and become the property of LESSOR at the expiration of the lease term. Any immovable property shall be conclusively presumed to be that of the LESSOR and shall remain with the building. Immovable property for purposes of this lease, specifically Paragraphs 15, and 17, herein shall be all property that is designated as immovable property by operation of law or that is in any way attached to the building or land. LESSEE shall not suffer or permit any Mechanic's Liens to be filed against the fee of the


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premises by reason or work, labor, services or materials supplied or claimed to have been supplied to LESSEE or anyone holding the premises or any part thereof or under LESSEE.

     18. Upon any failure by LESSEE to pay the rent as provided herein, or to company with any provisions of this lease, the rent for the unexpired term shall immediately become due, and LESSOR may either cancel the lease or re-enter or re-let the property for such price and such terms as may be immediately obtainable, and apply the net amount realized to the amount due by LESSEE.

     19.

          (a) All of the covenants, agreements, conditions, and undertakings in this lease shall extend and inure to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and/or assigns.

          (b) If any term or provision of this agreement shall to any extent, be held invalid or unenforceable, the remaining terms and provisions hereof shall not be affected thereby, but shall be valid and enforced to the fullest extent permitted by law.

          (c) This agreement shall be construed and enforced in accordance with the laws of the State of Louisiana.

     20. This lease and Exhibits and Rider, if any, attached hereto and forming a part hereof, set forth all of the covenants, premises, agreements, conditions, and understandings, either oral or written, between them other than those herein set forth. Except as herein provided, no subsequent alterations, amendments, changes or additions to this lease shall be binding upon the LESSOR or LESSEE unless and until reduced to writing and signed by both parties. This lease shall become effective only upon the execution by LESSOR and delivery thereof to LESSEE.

     21. This agreement is made upon the express condition that the LESSOR shall be free from all liabilities and claims for damages and/or suits for or by reason of any injury or injuries to any person or persons or property of any kind whatsoever, whether the person or property of LESSEE, its agents, or employees, or third persons, from any cause, or causes whatsoever while in or upon said premises or any part thereof during the term of this agreement or occasioned by any occupancy or use of said premises or any activity carried on by LESSEE in connection therewith, and LESSEE hereby covenants and agrees to indemnify and save harmless the LESSOR from all liabilities, charges, expenses, (including counsel fees) and costs on account of or by reason of any such injuries, liabilities, claims, suits or losses however occurring or damages growing out of same.

     22. The non-prevailing party shall pay all damages and attorney's fees, court costs and other reasonable costs incurred by the prevailing party in any action arising under this lease particularly in the cancellation or enforcement of this lease, the eviction of LESSEE and/or

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collection of damages or rent due from LESSEE.  All rental and other amounts owed by LESSEE or LESSOR shall bear simple interest from due date until paid at the maximum rate allowed by law.

     23. LESSEE shall not rent, sublet or rant use or possession of the premises to any other party without, the prior written consent of LESSOR, which discretion LESSOR shall exercise in his sole and absolute discretion. Any such sublease shall be bound by, the terms of this lease agreement.

     THUS DONE AND SIGNED before me, the undersigned authority, and the undersigned competent witnesses on the __ day of _____________, 19__, at, Sulphur, Louisiana.

WITNESSES:


-----------------------------                    ------------------------------
                                                 DWAINE ALLEN ELLENDER

-----------------------------


                         -----------------------------
                         NOTARY PUBLIC

     THUS DONE AND SIGNED before me, the undersigned authority, and the undersigned competent witnesses on the __ day of ____________, 19__, at, Sulphur, Louisiana.



-----------------------------                     ------------------------------
                                                  COMPANY


-----------------------------                     ------------------------------
                                                  By


                         -----------------------------
                         NOTARY PUBLIC

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                          Addendum to Lease Agreement


     As part of the lease agreement between Sprint Industrial Services, Inc. (Lessee) and Dwaine Allen Ellender (Lessor), the following guarantee is made.

     Sprint Industrial Services, Inc. will maintain, repair and/or replace the Ellender portable building provided to them at the leased property. All damages caused by fire, vandalism, flood or any acts of good will be the responsibility of Sprint Industrial Services, Inc. Total replacement value of this structure is not to exceed four thousand dollars ($4,000.00) as previously agreed. This agreement will be in effect for the full term of lease agreement between lessor and lessee mentioned herein.



/s/ Dwaine Allen Ellender       /s/ Gregory S. Gabriel
------------------------       -------------------------------
Dwaine Allen Ellender          Sprint Industrial Services, Inc.
    Lessor                            Lessee


                            7/20/94